CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Herbert Martens, President & Trustee of Armada Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JanuarY 24, 2005                   /s/ Herbert Martens
     ----------------------               -------------------------------------
                                            Herbert Martens, President & Trustee
                                            (principal executive officer)


I, Dennis J. Westley, Treasurer of Armada Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 24, 2005                   /s/ Dennis J. Westley
     ----------------------               ----------------------------
                                            Dennis J. Westley, Treasurer
                                            (principal financial officer)